UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (Date of earliest event reported): November 6, 2019
MUELLER WATER PRODUCTS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32892	20-3547095
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Abernathy Road, Suite 1200
Atlanta, Georgia 30328
(Address of Principal Executive Offices)
(770) 206-4200
(Registrant's telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	MWA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01.    Regulation FD Disclosure.
On November 6, 2019, Mueller Water Products, Inc. (the “Company”) held an investor conference call regarding its fourth quarter fiscal 2019 financial results. A copy of management's prepared remarks is attached and furnished as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference. The furnishing of the remarks is not intended to constitute a representation that such furnishing is required by Regulation FD or that the remarks include material investor information that is not otherwise publicly available. In addition, the Company does not assume any obligation to update such information in the future.
The information provided pursuant to this Item 7.01, including Exhibit 99.1 in Item 9.01, is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
99.1   Management's Presentation, Conference Call Remarks - 4th Quarter Fiscal 2019 (November 6, 2019)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2019	MUELLER WATER PRODUCTS, INC.

	By:	/s/ Marietta Edmunds Zakas
Marietta Edmunds Zakas
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Management's Presentation, Conference Call Remarks - 4th Quarter Fiscal 2019 (November 6, 2019)